SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 30, 1997

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1

                         (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1


                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:


                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated September 25, 1997.


                                                  Reimbur-
                                       Realized   ment of
      Beginning                        Loss of    Realized  Interest Remaining
Class  Balance    Principal  Interest Principal    Losses   Shortfall Balance
FXA-1    9086061      916609    52245         0           0        0  8169453
FXA-2   20450633       12730   132077         0           0        0 20437902
FXA-3   11623696           0    71195         0           0        0 11623696
FXA-4   13200375           0    82502         0           0        0 13200375
FXA-5    5125000           0    33099         0           0        0  5125000
FXA-6    4001000           0    25840         0           0        0  4001000
FXA-7    1000000           0     6458         0           0        0  1000000
FXA-8   20896965     1038823   105791         0           0        0 19858142
FXA-9   20896965 NA             42229 NA                  0        0 19858142
FXP        81116          72 NA               0           0 NA          81045
FXS      8111179 NA             52385 NA                  0        0  7902463
A-1     41175865      770351   265927         0           0        0 40405514
A-2      6962000           0    44963         0           0        0  6962000
A-3      1951000           0    12600         0           0        0  1951000
A-4     13662339        9656    88236         0           0        0 13652683
P        1070146         897 NA               0           0 NA        1069249
S        1048228 NA              6770 NA                  0        0  1001402
B-1      5177560        3400    33438         0           0        0  5174160
B-2      2106126        1383    13602         0           0        0  2104743
B-3      1316328         864     8501         0           0        0  1315464
B-4       789797         519     5101         0           0        0   789278
B-5       438777         288     2834         0           0        0   438489
B-6       702043         461     4534         0           0        0   701582
R              0           0        0         0 NA                 0        0
RP             0           0        0         0 NA                 0        0

                             Class IntReimbursement
     Beginning   Principal   Distributof RealizeRemaining
ClassBalance     DistributionDistributLosses    Balance
FXA-1 603.380460   60.869467 3.469437  0.000000  542.510993
FXA-2 997.591838    0.620999 6.442780  0.000000  996.970839
FXA-31000.000000    0.000000 6.125000  0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000  0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334  0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333  0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330  0.000000 1000.000000
FXA-8 755.334691   37.548949 3.823882  0.000000  717.785741
FXA-9 755.334691    0.000000 1.526405  0.000000  717.785741
FXP   996.648196    0.879971 0.000000  0.000000  995.768224
FXS   831.857704    0.000000 5.372415  0.000000  810.452423
A-1   947.783222   17.731887 6.121100  0.000000  930.051335
A-2  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-4   997.251023    0.704800 6.440580  0.000000  996.546223
P     983.833503    0.824542 0.000000  0.000000  983.008961
S     872.272776    0.000000 5.633425  0.000000  833.307518
B-1   997.453480    0.655019 6.441888  0.000000  996.798461
B-2   997.453477    0.655017 6.441885  0.000000  996.798461
B-3   997.453483    0.655018 6.441889  0.000000  996.798465
B-4   997.453477    0.655016 6.441887  0.000000  996.798461
B-5   997.453495    0.655017 6.441894  0.000000  996.798478
B-6   997.453551    0.654997 6.441893  0.000000  996.798554
R       0.000000    0.000000 0.000000  0.000000    0.000000
RP      0.000000    0.000000 0.000000  0.000000    0.000000



                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          September 30, 1997